UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________


                                    FORM 8-K

                                _______________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           June 18, 2008                                        000-30651
           -------------                                        ---------
          Date of Report                                 Commission File Number
 (Date of earliest event reported)


                            INDUSTRIAL MINERALS, INC
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                              11-3763974
          --------                                              ----------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)


                            2904 South Sheridan Way,
                  Suite #100, Oakville, Ontario, Canada L6J 7L7
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (905)-829-0220
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

Resignation of David Wodar

     On June 18, 2008, Industrial Minerals, Inc. (the "Company") accepted the negotiated resignation of David Wodar as President and Chief Executive Officer and as a director of the Company's subsidiary. The resignation is to be effective as of the close of business on June 12, 2008. There were no material disagreements between Mr. Wodar and the Company as to its operations.

     Paul Cooper, the Company's Chief Operating Officer, will act as the senior officer of the Company until a president is appointed.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INDUSTRIAL MINERALS, INC.


Date: June 23, 2008                          By:  /s/ Paul Cooper
                                                  ------------------------------
                                                  Name:  Paul Cooper
                                                  Title: Chief Operating Officer




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